                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM  8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported):  July 6, 2000 (July 5, 2000)



                          NATIONAL  STEEL  CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



              1-983                                  25-0687210
      (Commission File Number)             (IRS Employer Identification No.)



4100 Edison Lakes Parkway,  Mishawaka, IN             46545-3440
 (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:        219-273-7000

ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on July 5, 2000 announcing that it has sold its 30% ownership in Presque Isle Corporation to the Lafarge Corporation. A copy of this press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1   Press release dated July 5, 2000.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date:  July 6, 2000              By:  /s/ Glenn H. Gage
                                      -----------------------------------
                                      Glenn H. Gage
                                      Senior Vice President and
                                      Chief Financial Officer